Exhibit 10.09

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

AMENDMENT № 3

TO THE

LICENSE AGREEMENT EFFECTIVE THE 15th DAY OF JUNE 2015

BETWEEN

STANFORD UNIVERSITY

AND

CERIBELL, INC.

Effective the 8th day of March, 2022, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Ceribell, Inc. (“Ceribell”), a corporation having a principal place of business at 360 N. Pastoria Ave, Sunnyvale, CA 94085, agree as follows:

1.
BACKGROUND

Stanford and Ceribell are parties to an Exclusive (Equity) Agreement effective the 15th day of June, 2015, as amended on the 9th day of September, 2015, and further amended on the 1st day of April, 2017 (collectively called the “Original Agreement”) covering the following dockets from the laboratories of Professors Josef Parvizi and Christopher Chafe:

•
Docket S11-220, entitled “Method of Sonifying Brain Electrical Activity;”
•
Docket S13-142, entitled “Glitch-free Frequency Modulation Synthesis of Sounds;”
•
Docket S13-470, entitled “Method of Sonifying Signals Obtained from a Living Subject;” and
•
Docket S14-459, entitled “Seizure Detection Device.”

Stanford and Ceribell wish to amend the Original Agreement to provide Ceribell with the option to maintain the Exclusive term until the last Licensed Patent expires. Ceribell will pay Stanford an Exclusive Term Option Fee of $80,000, payable in [***] installments of [***] each. If Ceribell elects to extend the Exclusive term, it must notify Stanford in writing and pay Stanford an Exclusive Term Exercise Fee of $250,000, prior to June 15, 2025.

2.
AMENDMENT
2.1.
Paragraph 3.2 of Original Agreement is hereby replaced in its entirety with the following:

“3.2 Exclusivity. The license is Exclusive, including the right to sublicense under Article 4, in the Licensed Field of Use beginning on the Effective Date of the Original Agreement and ending on June 15, 2025, and may be extended as specified below.

Ceribell can acquire an Exclusive option to extend the Exclusive term to end when the last Licensed Patent expires, and can exercise that option subject to the following conditions:

(A)
Ceribell pays Stanford the Exclusive Term Option Fee, according to the terms of Article 7.7(B), below;
(B)
Prior to June 15, 2025, Ceribell provides written notification to Stanford of its intent to exercise its option to extend the Exclusive term to the date that the last License Patent expires; and
(C)
Prior to June 15, 2025, Ceribell pays Stanford the Exclusive Term Exercise Fee according to the terms of Article 7.7(C), below.”
2.2.
Paragraph 7.7 of Original Agreement is hereby deleted in its entirety and replaced with the following:

“7.7 Milestone Payments, Exclusive Term Option Fee, and Exclusive Term Exercise Fee.

(A)
On [***], 2018, Ceribell paid the Milestone Payment of $36,000 following the first commercial sale of a Licensed Product according to the terms of the Original Agreement. No further Milestone Payments are due.
(B)
Ceribell will pay Stanford an Exclusive Term Option Fee of $80,000 according to the following schedule of installments:
(1)
[***] on [***];
(2)
[***] on [***];
(3)
[***] on [***]; and
(4)
$20,000 on April [***], 2025.

Stanford will provide Ceribell with invoices for the amounts above no earlier than [***] prior to the dates above, and such invoices will be paid within [***] of receipt.

(C)
If Ceribell provides written notice to Stanford of its intent to exercise its option to extend the Exclusive term to the date that the last Licensed Patent expires, Ceribell will pay Stanford the Exclusive Term Exercise Fee of $250,000 due on the earlier of:
(1)
Within [***] of providing written notification to Stanford of its intent to exercise its option to extend the Exclusive term; or
(2)
June 15, 2025.”
(D)
Upon Stanford’s receipt of the Exclusive Term Exercise Fee, as described above, any future Exclusive Term Option Fee installments shall be waived. The Exclusive Term Option Fee installments and Exclusive Term Exercise Fee are nonrefundable.
3.
OTHER TERMS
3.1.
All other terms of the Original Agreement remain in full force and effect.
3.2.
The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment № 3 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE
LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Scott Elrod
Name:	Scott Elrod
Title:	Associate Director
Date:	Mar 9, 2022

CERIBELL, INC.

Signature:	/s/ Scott Blumberg
Name:	Scott Blumberg
Title:	CFO